INVESTMENT MANAGER'S REPORT

Fellow Shareholders,

The Net Asset Value of the Value & Growth Portfolio (V&G) on March 31, 2002
was $18.53.   Your fund for the last 6 months returned 22.3%, and 33.2% for the
last 12 months, for which we are particularly pleased.   Comparisons with
various indices are shown below.



Periods            V&G1     Russell           S&P
                             20003            5003
                         Smaller Stocks   Larger Stocks
Last Quarter       3.9%      4.0%             0.3%
Last Six Months   22.3%     25.9%            11.0%
Last 12 Mos.      33.2%     14.0%             0.2%
Last 5 Years       9.7%      9.5%            10.2%
CY 20012          20.5%     21.1%            10.7%
CY 20002          17.6%    (3.0)%           (9.2)%
CY 19992        (22.1)%     21.3%            21.0%
CY 19982         (3.1)%    (2.5)%            28.6%
CY 19972          45.6%     22.4%            33.4%
CY 19962          26.2%     16.5%            23.0%
Since Inception   11.7%     12.7%            12.7%

Of course, you know the old caveat, "past performance may not be indicative of future results."

1 After the maximum sales charge of 4.5%, the returns for the last quarter, last 6 months, last 12 mos., last 5 years, CY 2001, CY 2000, CY 1999, CY 1998, CY 1997, CY 1996 and since inception (11/06/95) would be: (0.8%), 16.8%, 27.2%,
8.7% 15.1%, 12.4%, (25.6%), (7.4%), 39.0%, 20.5%, and 10.9%, respectively.
The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2 Calendar years.  Highest comparative returns for each period are shaded.
3 The Russell 2000 and S&P 500 are unmanaged indexes widely recognized as representative of smaller and larger companies, respectively. Neither index bears transaction costs, nor management fees, and cannot be actually bought or sold.

INVESTMENT MANAGER'S REPORT

Commentary

Following a fourth quarter that was marked by a broad rally across nearly all sectors and industries, the market in the first quarter was more selective. In this "trench warfare" market, we expect gains to be slow and difficult, although we are optimistic that we can continue to make progress throughout the year.

"Enronitis" continued to plague the growth sectors as investors became wary of accounting games. The heroic measures used to disguise losses seemed to be most endemic to the companies that had seen their stocks appreciate the greatest throughout the late 90s. Venerable blue chips such as IBM and GE endured a tremendous amount of scrutiny as investors and analysts questioned whether the earnings growth was driven by business fundamentals, or by accounting gimmicks. The net result was that the S&P 500 was flat; the NASDAQ lost 5% and the stodgy Dow Jones Index, previously decried as hopelessly arcane and irrelevant was the big winner, up 4%.

Since the Enron scandal broke out of the business pages and onto the front pages, value oriented strategies have been steadily outperforming. Most growth funds are down for the year, while most value funds are up for the year. In fact, we've observed that the best performing value strategies have been those that are the most aggressively positioned in value as opposed to the more blended style which had worked well over the last 24 months. Another factor perhaps contributing to the strength of the value strategies is the emerging consensus that the economy is getting back on its feet. This shift in economic expectations is clearly visible through the best performing sectors, year-to-date. Economically sensitive sectors are currently the sweet spot of the market. Year-to-date within the small value segment of the market, consumer discretionary stocks are up 29.0%, industrials are up 20% and basic materials are up 19%. By contrast, technology is only up 4%, and telecommunications stocks are down 15%.

Your fund has benefited from being concentrated in the sectors of the market that have outperformed for the past couple of years. The over weighting in consumer oriented companies has benefited from the resiliency of the American consumer; financials have benefited from lower interest rates; and health care has benefited from the seemingly inexorable increase in health care costs. We have continued to underweight technology stocks, which seem incapable of giving investors anything but grief for the time being.

INVESTMENT MANAGER'S REPORT

With a sustainable economic recovery, consumer and financial stocks should
continue to do well.   In the words of the Economic Cycle Research Institute:
"The U.S. Long Leading Index remains well above its recessionary lows, as does its growth rate. Its advance clearly anticipated the recovery that has just begun. The strength of the USLLI suggests that the recovery is likely to be sustainable, with very little chance of a "double dip" back into recession this year." And March Consumer Confidence just took its fourth biggest jump in 35 years.

Ahead, we see more of the same-your fund of primarily small and mid-cap stocks should continue to do much better than funds of the largest companies as represented by the S&P 500.

        In terms of valuation, the stocks in the fund are much less expensive than the stocks in the S&P 500; our forward price-to-earnings ratio is
13.3 vs. 22.8 for the S&P 500.
	The stocks in your fund have substantially greater earnings growth-up 20% for the last 12 months vs. down 20% for the S&P 500.
	Your fund's stocks have greater expected earnings growth-up 18% for 2002 and up 17% long term vs. the S&P 500's expected growth of only
11% for 2002 and 8% long term.

In short, we believe that your fund continues to own companies with superior growth prospects at valuations that are sharply discounted relative to the market. In our opinion, if for some reason our companies' valuations were to remain discounted, the superior earnings prospects of the companies in our portfolio should still facilitate superior returns through the remainder of the year.

While we don't expect the "sweet spots" of the market to change much this year, if they should, you can expect we will adapt as quickly as possible. In the trench warfare environment and with our monies invested alongside yours, we will be quick to seize any opportunities presented.

Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS (unaudited)
March 31, 2002



Industry                       Shares      Company                             Market Value           %
Advertising                    5,000       Harte-Hanks                           158,200             0.5

Aerospace/Defense             20,000       Aviall Inc.*                          180,600             0.6
                               8,700       Boeing Company                        419,775             1.4
                              25,500       Ducommon Inc.*                        502,350             1.7
                              20,000       Goodrich                              632,800             2.1
                               3,000       Precision Castparts                   106,230             0.4
                                                                               1,841,755             6.2

Application Software          18,000       Renaissance Learning*                 588,600             2.0

Auto Parts & Equip.            5,500       Magna International                   404,250             1.4

Banks                          5,000       FirstFed Financial*                   130,750             0.4
                              10,000       First Sentinel Banc                   130,600             0.4
                               9,000       Greenpoint Financial                  393,300             1.3
                              11,500       Golden State Bancorp                  341,435             1.2
                               4,000       Hudson City Bank                      129,840             0.4
                               5,000       Irwin Financial                        93,550             0.3
                               5,000       OceanFirst Financial                  149,400             0.5
                              14,000       Southwest Bancorp                     283,724             1.0
                                                                               1,652,599             5.6

Building Products              2,000       Ameron                                143,500             0.5
                               5,000       Nortek*                               180,000             0.6
                               5,000       York Int'l                            179,500             0.6
                                                                                 503,000             1.7


Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS (unaudited)
March 31, 2002

Industry                      Shares       Company                             Market Value           %
Casinos & Gaming              10,500       Argosy Gaming*                        385,245             1.3
                               8,000       Alliance Gaming*                      244,240             0.8
                              10,000       Ameristar Casinos*                    274,800             0.9
                              18,000       Aztar*                                394,200             1.3
                                                                               1,298,485             4.5

Chemicals-Agri/Fertilizer      2,500       The Scotts Company*                   114,450             0.4

Chemicals-Diverse              5,000       Hercules*                              66,550             0.2

Construction &                15,000       Quanta Services*                      259,350             0.9
Engineering                   20,000       Shaw Group*                           550,000             1.9
                                                                                 809,350             2.7

Consumer Finance               8,500       Americredit Corp.*                    322,915             1.1
                              15,000       Metris                                300,000             1.0
                              14,000       World Acceptance*                      98,280             0.3
                                                                                 721,195             2.4

Containers - Metal/Glass      15,000       Crown Cork & Seal*                    134,250             0.5
                              36,000       Owens-Illinois*                       612,000             2.1
                                                                                 746,250             2.5

Electronic Equipment          10,200       SpatiaLight*                           37,434             0.1
                               6,000       Itron*                                178,500             0.6
                                                                                 215,934             0.7

Food Distributors             10,000       Fleming Companies                     224,000             0.8
                              10,000       United Natural Foods*                 249,100             0.8
                                                                                 473,100             1.6

Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS (unaudited)
March 31, 2002

Industry                      Shares       Company                            Market Value            %
Footwear                      15,000       Brown Shoe                            291,900             1.0
                               3,100       Steve Madden Shoe*                     54,250             0.2
                                                                                 346,150             1.2

General Merchandise           10,000       Dollar General                        162,800             0.5

Gold                           5,600       Minas Buenaventua                     151,256             0.5
                               8,200       Goldcorp                              143,090             0.5
                                                                                 294,346             1.0

Health Care -                  7,500       AdvancePCS*                           225,675             0.8
Distribution/Service           5,000       Davita*                               126,500             0.4
                               4,000       Express Scripts Inc.*                 230,360             0.8
                               1,500       Lifeline Systems*                      38,250             0.1
                               8,000       Pharmaceutical Product Dvmt.*         278,800             0.9
                               7,000       SRI/Surgical Express*                 106,820             0.4
                                                                               1,006,405             3.4

Health Care - Equipment        8,000       Renal Care Group                      262,400             0.9

Health Care -                 37,000       Caremark RX                           721,500             2.4
Managed Care                  20,000       Coventry Health                       520,000             1.8
                              21,000       Mid Atlantic Medical Services         598,500             2.0
                               3,000       Pediatrix Medical Group*              122,280             0.4
                              35,600       U.S. Oncology                         313,636             1.1
                                                                               2,275,916             7.7

Health Care - Supplies        13,000       PolyMedica*                           330,850             1.1
                              20,000       Sola International*                   294,400             1.0
                                                                                 625,250             2.1

Home Furnishings              25,000       Foamex Inc.*                          243,750             0.8



Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS (unaudited)
March 31, 2002

Industry                      Shares       Company                             Market Value           %
Homebuilding                   1,500       Beazer Homes USA*                     116,325             0.4
                               2,000       Centex Corp                           103,860             0.4
                              16,500       Hovnanian*                            438,735             1.5
                              12,000       KB Home                               520,800             1.8
                               3,000       MDC Holdings                          129,600             0.4
                               3,000       Pulte                                 143,550             0.5
                               5,000       Ryland                                451,000             1.5
                               3,000       Toll Brothers*                        149,550             0.5
                              20,000       Walter Industries                     263,400             0.9
                                                                               2,316,820             7.8

Housewares                     4,000       Blyth Industries, Inc.                106,080             0.4

Insurance                      2,000       MGIC Investment                       136,860             0.5
                               5,000       Radian Group Inc.                     245,400             0.8
                                                                                 382,260             1.3

Internet Software &           10,000       FTD.com*                               56,010             0.2
Services                      20,000       Gigamedia*                             49,600             0.2
                                                                                 105,610             0.4

IT Consulting                  6,000       American Management Sys.*             112,086             0.4
                              85,000       Carreker-Antinori Inc.*               741,200             2.5
                               5,000       Startek*                              115,750             0.4
                                                                                 969,036             3.3

Leisure Products               8,500       Action Performance*                   418,625             1.4

Marine                         5,000       Kirby*                                149,500             0.5


Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS (unaudited)
March 31, 2002

Industry                      Shares       Company                             Market Value           %
Multi-Utilities               10,000       AES                                    90,000             0.3
                               7,000       Calpine                                88,900             0.3
                                                                                 178,900             0.6

Oil & Gas Drilling             6,000       Nabors Industries*                    253,500             0.9
                               5,000       Patterson Energy*                     148,700             0.5
                                                                                 402,200             1.4

Oil & Gas Equipment            5,000       Gulfmark Offshore*                    180,650             0.6
& Services                    10,000       Halliburton                           170,700             0.6
                               5,000       Oceaneering International*            145,000             0.5
                              10,000       Seitel, Inc.*                          91,500             0.3
                              19,900       Tetra Technologies*                   578,095             1.9
                               7,000       Veritas DGC*                          118,370             0.4
                                                                               1,284,315             4.3

Packaged Foods                 2,500       Sanderson Farms                        67,500             0.2
                               5,000       Smithfield Foods                      130,500             0.4
                              16,000       Tyson Foods                           199,680             0.7
                                                                                 397,680             1.3

Personal Products              7,000       NBTY*                                 119,420             0.4

Pharmaceuticals                8,000       Perrigo*                               95,600             0.3

Restaurants                   46,000       Dave and Buster's*                    478,400             1.6
                               6,000       Jack in the Box*                      177,900             0.6
                               5,000       Landry's Seafood                      114,800             0.4
                              14,000       Starbucks*                            323,820             1.1
                              26,000       Lone Star Steak                       543,140             1.8

                                                                               1,638,060             5.5


Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS (unaudited)
March 31, 2002

Industry                      Shares       Company                             Market Value           %
Retail - Apparel               8,000       American Eagle Outfitters*            198,160             0.7
                               7,500       Abercrombie and Fitch Co.*            231,000             0.8
                               5,500       Bebe Stores*                          115,775             0.4
                              10,000       Cato                                  222,800             0.8
                               7,140       Children's Place*                     235,620             0.8
                                 700       Shoe Carnaval*                         11,473             0.0
                               5,000       Talbots Inc.                          177,000             0.6
                                                                               1,191,828             4.0


Retail - Catalog               4,000       Insight Enterprises Inc.*              90,560             0.3

Retail - Food                 10,000       Kroger*                               221,600             0.7
                               4,000       Safeway*                              180,080             0.6
                              17,000       Winn-Dixie                            272,680             0.9
                                                                                 674,360             2.3

Retail - Home Imprv.          10,000       Building Materials Holding*           144,000             0.5

Services - Data Processing     7,000       Efunds*                               112,350             0.4

Services - Diversified        23,000       Cendant*                              441,600             1.5
& Commercial                  22,000       CPC Int'l                             505,780             1.7
                               8,000       Navigant Consulting Inv.*              51,840             0.2
                              12,000       NCO Group*                            333,120             1.1
                              10,000       Pre-Paid Legal Services*              285,600             1.0
                               5,000       Sylvan Learning Centers*              141,250             0.5
                              14,200       Wackenhut*                            213,000             0.7
                                                                               1,972,190             6.7


Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS (unaudited)
March 31, 2002

Industry                      Shares       Company                             Market Value           %
Specialty Stores               6,000       Borders Group*                        143,460             0.5
                               6,000       Hibbett Sporting Goods*               141,000             0.5
                              22,300       Petsmart*                             302,388             1.0
                               7,000       Rent-A-Center*                        357,630             1.2
                                                                                 944,478             3.2

Tobacco                       56,000       Dimon                                 386,400             1.3


Total Equity
Investments                                (cost $25,726,513)                $29,039,437            97.9

Demand Notes               Par Value
                            $180,000       Galaxy Funding CP                     180,000             0.6
                                           (1.5002%  04-01-2002)
                             383,853       American Family Demand Note           383,853             1.3
                                           (1.5027%  12-31-2031)
                             138,364       Wisc. Elec. Power Co. D Note          138,364             0.5
                                           (1.5026%  12-31-2031)
                             100,733       Wisc. Corp Cent. Cr. Union D Note     100,733             0.3
                                           (1.5788%  12-31-2031)

Total Short-Term                           (Cost $802,950)                       802,950             2.7
Investments

Total Investments                          (Cost $26,529,463) (a)             30,632,975           103.3

Liabilities in Excess of Other Assets                                           (981,647)           (3.3)

Total Net Assets                                                             $29,651,328           100.0%
*Non-income producing security


(a) At March 31, 2002, the cost for federal income tax purposes was $25,450,788. Net unrealized depreciation was as follows:

                   Gross unrealized appreciation            $3,506,729
                   Gross unrealized depreciation            $ (285,918)
                   Net unrealized depreciation              $3,220,814

Value & Growth Portfolio
STATEMENT OF ASSETS & LIABILITIES (unaudited)
March 31, 2002

ASSETS

     Investments at Market Value,
     (Identified Cost $25,726,513) (Note 1-A)                    $29,039,437
     Short-Term Investments (Cost $802,950)                          802,950
     Receivable for Fund Shares Sold                                       0
     Interest Receivable                                               1,333
     Receivable for Investment Securities Sold                       781,000
     Dividends Receivable                                              8,255
     Total Assets                                                 30,632,975

LIABILITIES

     Payable for Investment Securities Purchased                     939,596
     Payable for Fund Shares Purchased                                     0
     Advisory Fee Payable (Note 2)                                    22,804
     Administration Fees Payable (Note 2)                                  0
     Distribution Fees Payable                                         6,733
     Accrued Expenses                                                 12,514
     Total Liabilities                                               981,647

NET ASSETS                                                       $29,651,328

NAV AND REPURCHASE PRICE PER SHARE                                    $18.53
(Applicable to 1,600,252 shares outstanding, $.0001 par value, 25 million shares authorized).

MAXIMUM OFFERING PRICE PER SHARE                                      $19.40
   (100/95.5 of net asset value)

NET ASSETS

At March 31, 2002, net assets consisted of:
  Paid - In Capital                                              $41,199,925
  Undistributed Net Investment Income                               (234,306)
  Accumulated Net Realized Loss on Investments                   (14,627,216)
  Net Unrealized Appreciation on Investments                       3,312,924
                                                                 $29,651,328
See Notes to Financial Statements

Value & Growth Portfolio
STATEMENT OF OPERATIONS (unaudited)
For the Half Year Ended March 31, 2002

INVESTMENT INCOME
  Dividends                                                          $94,054
  Interest                                                             8,998
  Other Income                                                         6,240

TOTAL INVESTMENT INCOME                                              109,292

EXPENSES
  Administrative Fee (Note 2)                                         70,218
  Management Fee (Note 2)                                            130,464
  12B-1 Fees (Note 2)                                                 32,616
  Custody Fee                                                              0
  Interest Expense (Note 4)                                              150

TOTAL EXPENSES                                                       233,447

NET INVESTMENT LOSS                                                 (123,519)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS

  Net Realized Gain from Security Transactions                       480,974
  Change in Unrealized Appreciation                                3,312,924

NET GAIN ON INVESTMENTS                                            3,793,898

NET INCREASE IN NET ASSETS
FROM OPERATIONS                                                   $3,670,379

See Notes to Financial Statements

Value & Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS (unaudited)
                                                                    Value &
                                                                    Growth

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
  Net Investment Loss                                              $(123,519)
  Net Realized Gain/(Loss) on Investments                            480,974
  Change in Unrealized Appreciation on
  Investments                                                      3,312,924

INCREASE IN NET ASSETS FROM
OPERATIONS                                                         3,670,379

DISTRIBUTIONS TO SHAREHOLDERS                                          -

CAPITAL SHARE TRANSACTIONS: (a)
  Shares Sold                                                      7,610,801
  Shares Redeemed                                                 (9,977,941)

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS                                        (2,367,140)

TOTAL INCREASE (DECREASE) IN NET
ASSETS                                                             2,656,631

NET ASSETS
  Beginning of Period                                             26,994,697
  End of Period                                                  $29,651,328

(a) CAPITAL SHARE
TRANSACTIONS
  Shares Sold                                                        437,155
  Shares Redeemed                                                   (619,170)

TOTAL INCREASE (DECREASE) IN
SHARES                                                              (182,015)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS (unaudited)
For a Share Outstanding Throughout the Period

PER SHARE
OPERATING PERFORMANCE                                                Value &
                                                                      Growth

NAV, BEGINNING  OF PERIOD                                             $15.15
  Net Investment Loss                                                   (.08)
  Net Realized and Unrealized Gains                                     3.46

TOTAL FROM INVESTMENT
OPERATIONS                                                              3.38


LESS DISTRIBUTIONS
  Net Capital Gains                                                      .00

NAV, END OF PERIOD                                                    $18.53

TOTAL RETURN
FOR PERIOD                                                              22.3%

RATIOS/SUPPLEMENTAL DATA
  Net Assets
  End of Period ($000)                                               $29,651

RATIOS TO
AVERAGE NET ASSETS
  Expenses                                                              1.79%
  Net Loss                                                            (0.93)%
  Portfolio Turnover Rate                                                195%
  Average Debt Per Share                                                $.01
  Average Debt Outstanding ($000)                                        $20
  Average Shares Outstanding (000)                                     1,534

NOTES TO FINANCIAL STATEMENTS
March 31, 2002

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth Portfolio (the "V&G") is a series of the Texas Capital Value Funds, Inc, (the "Fund"). V&G began investment operations on November 6, 1995. V&G's investment objective is capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
A. 	Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
B. 	Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.
At March 31, 2002, the Fund had a capital loss carryforward available for federal income tax purposes of $14,627,216, available to offset future gains, if any.
Securities Transactions, Investment Income and Other - Securities transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
C. 	Distributions to Shareholders.  Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to net operating losses and post-October capital losses.
D. 	Accounting Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
March 31, 2002


2.    TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets. The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.In addition, the Advisor is acting as the administrator to the Fund. For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of ..70% on the 1st $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million
of each series.   The Advisor bears most of the operating expenses of the
Fund including legal, audit, printing, and insurance.

Transactions with Affiliated Broker
The Advisor owns interests in affiliated brokers (Samuels-Chase and Texas Capital, Inc.). Samuels-Chase is a registered broker-dealer, while Texas Capital, Inc is in registration. For the period ending March 30, 2002, V&G transacted $270,761 in commissions through Samuels-Chase, and no commissions through Texas Capital, Inc. All transactions are at $.06 per share, or at rates considered competitive with comparable transactions elsewhere. The Board reviews affiliated transactions quarterly. Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets. For the period ending March 31, 2002, the amount paid to the Distributor was $18,388 for V&G.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

3.	PURCHASES AND SALES OF SECURITIES--For the period ending March
31, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $51,730,222 and $52,842,983, respectively, for the Value & Growth Portfolio.

4.	LINE OF CREDIT-The Fund has a $9 million secured line of credit with Firstar Bank NA. Borrowings under this arrangement bear interest at the bank's prime rate. At March 31, 2002, the Fund had no borrowings outstanding. Based upon balances outstanding during the period, the weighted average interest rate was 5.875% and the weighted average amount outstanding was $20,330.